Exhibit 10.23
Execution Version
FIRST AMENDMENT
TO THE
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
BOWHEAD INSURANCE HOLDINGS LP
This First Amendment (this “Amendment”) to the Amended and Restated Limited Partnership Agreement of Bowhead Insurance Holdings LP, a Delaware limited partnership (the “Partnership”), is made and entered into effective as of December 15, 2023 (the “Amendment Effective Date”), by and among the Partnership and the Requisite Partners (as defined below). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Partnership Agreement.
WHEREAS, the Amended and Restated Limited Partnership Agreement of Bowhead Insurance Holdings LP was dated as of October 14, 2020 (the “Existing Partnership Agreement” and, as amended by this Amendment and from time to the time, the “Partnership Agreement”);
WHEREAS, subject to certain exceptions as set forth therein, Section 14.10 of the Existing Partnership Agreement provides that the Partnership Agreement and any provisions thereof may be amended by a writing signed by the Partnership, the General Partner and Partners holding a Supermajority Interest (the General Partner and such other Partners, the “Requisite Partners”); and
WHEREAS, the undersigned, constituting the Requisite Partners necessary to amend the Existing Partnership Agreement pursuant to Section 14.10 thereof, desire to amend the Existing Partnership Agreement effective as of the Amendment Effective Date, on the terms set forth herein.
NOW, THEREFORE, in consideration of the foregoing recitals, which shall constitute a part of this Amendment, and the mutual promises contained in this Amendment, and intending to be legally bound thereby, the undersigned hereby agree as follows.
1.Amendment.
a.The following shall be added as defined terms in Article I of the Partnership Agreement:
“Additional Class A Interests” shall have the meaning ascribed to it in Section 3.1(b)(iii).
“Class A Book Value” shall mean the book value of a Class A Interest based upon the Partnership’s Book Value and determined in accordance with GAAP.
“Eligible Participants” shall mean (i) current employees of Bowhead Underwriting Services, Inc. or other Bowhead entity or outside contractors and consultants providing services to Bowhead Holdings, Inc. and its Subsidiaries, and (ii) independent members of the board of managers of the General Partner.
“Participant Class A Interests” shall have the meaning ascribed to it in Section 3.1(b)(iii).
b.Section 3.1(b)(i) of the Partnership Agreement shall be amended and restated in its entirety as follows:
“(i)There are hereby established and authorized for issuance 163,000,000 Class A Interests; provided, however, that the authorized number of Class A Interests shall be automatically increased by the number of Participant Class A

Interests and Additional Class A Interests, in each case, issued by the Partnership in accordance with the terms of Section 3.1(b)(iii). The Partnership, and the General Partner on behalf of the Partnership, shall have the right to issue all or any part of the Class A Interests in accordance with the terms of this Agreement and any applicable subscription agreement governing the issuance of such Class A Interests. The number of authorized Class A Interests from time to time shall be set forth on Schedule A hereto.”
c.Section 3.1(b)(ii) of the Partnership Agreement shall be amended and restated in its entirety as follows:
“(ii)There are hereby established and authorized for issuance 40,750,000 Class P Interests; provided, however, that following any issuance of Participant Class A Interests and Additional Class A Interests by the Partnership, in each case, in accordance with the terms of Section 3.1(b)(iii), the authorized number of Class P Interests shall be automatically increased by a number equal to (A) (x) the number of Class A Interests so issued divided by (y) the number of Class A Interests authorized for issuance prior to any increase in connection with such issuance multiplied by (B) the number of Class P Interests authorized for issuance prior to any increase in connection therewith. All Class P Interests shall be issued or issuable pursuant to the terms of the applicable Incentive Interest Award Agreement(s), each substantially in the form set forth on Exhibit B, setting forth the terms and conditions governing such Class P Interests, including vesting and repurchase (each an “Award Agreement” and together, the “Award Agreements”), subject to the approval of the General Partner. Any Class P Interests issued pursuant to an Award Agreement and in compliance with this Section 3.1(b)(ii) that are forfeited, canceled, redeemed, repurchased or otherwise reacquired by the Partnership, may be reissued by the Partnership, subject to the approval of the General Partner. For the avoidance of doubt, no Capital Contributions will be required in respect of any Class P Interest. The number of authorized Class P Interests from time to time shall be set forth on Schedule A hereto.”
d.Section 3.1(b)(iii) of the Partnership Agreement shall be amended and restated in its entirety as follows:
“(iii)Following the drawdown by the Partnership of all Capital Commitments under Section 3.2, and subject to Section 3.5(a), the Partnership, and the General Partner on behalf of the Partnership, shall have the right to, in each case, subject to the Authorization of the General Partner, (A) issue additional Class A Interests at a price per Class A Interest equal to or greater than the current Class A Book Value per Class A Interest as of the date of the most recent financial statements of the Partnership presented to the General Partner (the “Additional Class A Interests”); (B) issue up to $2,250,000 of Class A Interests to Eligible Participants at a price per Class A Interest equal to or greater than the current Class A Book Value per Class A Interest as of the date of the most recent financial statements of the Partnership presented to the General Partner (the “Participant Class A Interests”); and/or (C) establish and authorize for issuance an additional class of Interests (the “Additional Interests”). Such Additional Class A Interests, Participant Class A Interests and Additional Interests may be issued in exchange for up to an aggregate additional $175,000,000 of additional Capital Contributions after the Effective Date, and to increase the Capital Commitments of the Class A

Partners or Eligible Participants, as applicable, that subscribe to purchase such Additional Class A Interests, Participant Class A Interests or Additional Interests, up to an aggregate additional $175,000,000. No Class A Partners or Eligible Participants shall be obligated to subscribe to any Additional Class A Interests, Participant Class A Interests, or Additional Interests issued pursuant to this Section 3.1(b)(iii). Upon the Authorization of the General Partner to issue Additional Interests pursuant to clause (C) above, the terms and conditions of any such Additional Interests shall be set forth in a new Schedule C to be attached hereto on the terms subject to such Authorization, and such terms and conditions as provided in Schedule C shall from and after such Authorization be deemed to amend and modify this Agreement without requiring any further action, consent or agreement by or from the Partners, provided that no such terms or conditions shall require any holders of Class P Interests to make any Capital Contributions with respect thereto. Notice of such amendment, and a copy of Schedule C, shall be given to each Partner promptly following such Authorization. Notwithstanding any other provision of this Agreement, including Section 3.5, the Partnership shall not be obligated to offer any Class A Partner with, and no Class A Partner shall be entitled, the opportunity to purchase such Class A Partner’s Pro Rata Allotment of Class A Interests in connection with an offering of Participant Class A Interests pursuant to clause (B) above or provide any notice in connection therewith.”
e.Section 3.5(a) of the Partnership Agreement shall be amended and restated in its entirety as follows:
“(a)Subject to Section 3.5(e) and Section 7.4(b), and only after the drawdown by the Partnership of all Capital Commitments under Section 3.2, the General Partner may make additional Capital Calls only in accordance with this Section. Subject to the foregoing, after the drawdown by the Partnership of all Capital Commitments under Section 3.2, the Partnership shall not, and shall cause its Subsidiaries not to, subject to Section 3.5(e), issue or sell (or contract for the issuance or sale of) New Securities (including any Additional Class A Interests or Additional Interests but excluding any Participant Class A Interests) unless (i) the Class A Partners have funded their Total Capital Commitments prior to the Final Call Date and (ii) the Partnership first submits written notice to the Class A Partners identifying the terms of the proposed sale (including the price, number or aggregate principal amount of the New Securities, the proposed purchaser (if known) and all other material terms), and offers in such notice to each Class A Partner the opportunity to purchase such Class A Partner’s Pro Rata Allotment of the New Securities (subject to increase pursuant to Section 3.5(b) for overallotment if any other Class A Partner does not fully exercise its, his or her rights) on terms and conditions, including price, not less favorable than those on which the Partnership proposes to sell such New Securities to such proposed purchasers; provided, nothing herein shall require the Partnership to offer to the Class A Partners any New Securities issued by a Subsidiary to the extent that the Partnership, directly or indirectly, purchases its pro rata portion of such New Securities (based on the Partnership’s direct or indirect proportionate ownership percentage of such Subsidiary as of immediately prior to the issuance of such New Securities). The Partnership’s offer pursuant to this Section 3.5 shall remain open and irrevocable for a period of twenty (20) Business Days following the Partnership’s sending of such written notice.”

f.Section 3.5(e) of the Partnership Agreement shall be amended and restated in its entirety as follows:
“(e)New Securities. For purposes of this Agreement, “New Securities” shall mean any Equity Security in the Partnership or any Subsidiary, but expressly excluding (i) any Class P Interests issued pursuant to any Award Agreement, (ii) up to 3,000,000 Class A Interests issued to management of the Partnership’s Subsidiaries on or prior to December 31, 2020, (iii) up to 10,000,000 Class A Interests (“AF Management Interests”) to be issued, directly or indirectly, to management of the AF Investor or its Affiliates, as designated by the AF Investor, on or prior to December 31, 2020 and (iv) any Participant Class A Interests.”
2.Ratification. Except as expressly set forth herein, all provisions of the Partnership Agreement remain in full force and effect as originally written. The term “Agreement” as used in the Partnership Agreement shall hereafter mean the Partnership Agreement as amended by this Amendment.
3.Miscellaneous. This Amendment shall be governed by and construed in accordance with the applicable terms of the Partnership Agreement, which are hereby incorporated by reference and shall apply mutatis mutandis as if set forth herein. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Amendment. This Amendment may be executed in multiple counterparts and delivered by portable document format, each of which, when executed, shall be deemed an original, and all of which shall constitute one and the same binding instrument.
[Signature page follows]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the Amendment Effective Date.

Partnership:

BOWHEAD INSURANCE HOLDINGS LP

By:	Bowhead Insurance GP LLC, its general partner

By:	/s/ H. Matthew Crusey
	Name:	H. Matthew Crusey
	Title:	Secretary

General Partner:

BOWHEAD INSURANCE GP LLC

By:	/s/ H. Matthew Crusey
	Name:	H. Matthew Crusey
	Title:	Secretary

Limited Partners:

GPC PARTNERS INVESTMENTS (SPV III) LP

By:	GPC Partners GP LLC, its general partner

By:
Name:
Title:

AMERICAN FAMILY MUTUAL INSURANCE COMPANY, S.I.

By:
Name:
Title:
[Signature Page to LPA Amendment]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the Amendment Effective Date.

Partnership:

BOWHEAD INSURANCE HOLDINGS LP

By:	Bowhead Insurance GP LLC, its general partner

By:
Name:
Title:

General Partner:

BOWHEAD INSURANCE GP LLC

By:
Name:
Title:

Limited Partners:

GPC PARTNERS INVESTMENTS (SPV III) LP

By:	GPC Partners GP LLC, its general partner

By:	/s/ Matthew Botein
	Name:	Matthew Botein
	Title:	Managing Partner

AMERICAN FAMILY MUTUAL INSURANCE COMPANY, S.I.

By:
Name:
Title:
[Signature Page to LPA Amendment]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the Amendment Effective Date.

Partnership:

BOWHEAD INSURANCE HOLDINGS LP

By:	Bowhead Insurance GP LLC, its general partner

By:
Name:
Title:

General Partner:

BOWHEAD INSURANCE GP LLC

By:
Name:
Title:

Limited Partners:

GPC PARTNERS INVESTMENTS (SPV III) LP

By:	GPC Partners GP LLC, its general partner

By:
Name:
Title:

AMERICAN FAMILY MUTUAL INSURANCE COMPANY, S.I.

By:	/s/ Troy Van Beek
	Name:	Troy Van Beek
	Title:	Chief Financial Officer
[Signature Page to LPA Amendment]